UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 18, 2016

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri (State of Incorporation)	1-06089 (Commission File Number)	44-0607856 (I.R.S. Employer Identification Number)

One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices) (Zip Code)

(816) 854-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On July 18, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of H&R Block, Inc. (the “Company”) approved amended forms of equity award agreements for long term incentive grants of restricted share units (“RSUs”), market stock units (“MSUs”), performance share units (“PSUs”), and non-qualified stock options (“NQSOs”) under the Company’s 2013 Long Term Incentive Plan (the “Plan”), as well as amended alternate forms of equity award agreements for long term incentive grants of RSUs, MSUs and PSUs under the Plan.

The amendments to the forms of equity award agreements include the following material revisions:

▪
June 30 Vesting. Under the prior forms of equity award agreements for RSUs, MSUs, and PSUs, the vesting schedule was tied to specified anniversaries of the grant date, which was historically June 30 of each year. The Company’s annual equity award cycle is modified in fiscal year 2017, such that annual equity awards are made in July. Under the amended forms of agreements for annual equity awards of RSUs, MSUs, and PSUs, annual grants may be made after June 30 while retaining the standard June 30 vesting schedule, to align vesting of fiscal year 2017 and future annual awards with the vesting of historical annual grants.

▪
Performance Metric for PSUs. Under the Company’s long term incentive program, a participating executive has the opportunity to earn an initial PSU payout based on the Company’s performance against a pre-established performance metric. Under the prior forms of equity award agreements for PSUs, the pre-established performance metric was three-year cumulative earnings of the Company from continuing operations excluding interest expense, taxes, depreciation and amortization (“EBITDA”). Under the amended forms of equity award agreements for PSUs, the EBITDA performance condition is measured by a pre-set targeted range (threshold, target, and maximum) of year-over-year EBITDA growth set by the Committee that applies, without change, for each year of the three-year performance period. The calculated payout percentages for each of the three individual years are averaged to determine the number of PSUs that ultimately vest.

▪
Relative TSR Calculation for PSUs. The initial payout calculated following the application of the EBITDA metric described above is then modified based on the Company’s “Total Shareholder Return” (as defined in the applicable agreements) over the performance period compared to the “Relative TSR” (as defined in the applicable agreements) of S&P 500 companies over the performance period. Under the prior forms of equity award agreements for PSUs, all companies that ceased to be index members during the performance period, regardless of reason, were removed from the calculation. Under the amended forms of equity award agreements for PSUs, the “Peer Companies” used in the relative TSR calculation will initially be set as the component companies of the S&P 500 at the outset of the three-year performance period, and (i) companies that fall out of the index during the performance period due to market capitalization changes will remain in the calculation, (ii) companies that become bankrupt or insolvent during the performance period will remain in the calculation, but a $0 ending stock price will be used in the calculation; and (iii) companies that fall out of the index during the performance period for any other reason will be removed from the calculation.

▪	Maximum PSU Payout. As described above, a participating executive has the opportunity to earn an initial PSU payout based on the Company’s performance against a pre-established performance metric, which is then multiplied by the “Relative TSR Factor” (as defined in the applicable agreements), to determine the percentage of target PSUs that may be earned. The forms of equity award agreements for PSUs, as amended, now limit the maximum number of PSUs that may be earned to 200% of a participating executive’s target, compared to the prior forms, which permitted payouts of up to 250% of target.

The amended forms of equity award agreements will be utilized beginning with grants of fiscal year 2017 long term incentive compensation under the Company’s long term incentive program. The alternate forms of equity award agreements will be utilized for fiscal year 2017 long term incentive compensation for William C. Cobb, the Company’s President and Chief Executive Officer, and Thomas A. Gerke, the Company’s General Counsel and Chief Administrative Officer.

The other material terms of the forms of equity award agreements remain unchanged. The foregoing summary of the amended forms of equity award agreements is qualified in its entirety by reference to the full text of the amended forms, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, and 10.8 hereto, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
10.1	Form of 2013 Long Term Incentive Plan Award Agreement for Restricted Share Units, as approved on July 18, 2016
10.2	Form of 2013 Long Term Incentive Plan Award Agreement for Market Stock Units, as approved on July 18, 2016
10.3	Form of 2013 Long Term Incentive Plan Award Agreement for Performance Share Units, as approved on July 18, 2016
10.4	Form of 2013 Long Term Incentive Plan Award Agreement for Non-Qualified Stock Options, as approved on July 18, 2016
10.5	Alternate Form of 2013 Long Term Incentive Plan Award Agreement for Restricted Share Units, as approved on July 18, 2016
10.6	Alternate Form of 2013 Long Term Incentive Plan Award Agreement for Market Stock Units, as approved on July 18, 2016
10.7	Alternate Form of 2013 Long Term Incentive Plan Award Agreement for Performance Share Units, as approved on July 18, 2016
10.8	Form of 2013 Long Term Incentive Plan Award Agreement for Restricted Share Units - Annual Vesting, as approved on July 18, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date: July 22, 2016	By: /s/ Scott W. Andreasen
Scott W. Andreasen
Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of 2013 Long Term Incentive Plan Award Agreement for Restricted Share Units, as approved on July 18, 2016
10.2	Form of 2013 Long Term Incentive Plan Award Agreement for Market Stock Units, as approved on July 18, 2016
10.3	Form of 2013 Long Term Incentive Plan Award Agreement for Performance Share Units, as approved on July 18, 2016
10.4	Form of 2013 Long Term Incentive Plan Award Agreement for Non-Qualified Stock Options, as approved on July 18, 2016
10.5	Alternate Form of 2013 Long Term Incentive Plan Award Agreement for Restricted Share Units, as approved on July 18, 2016
10.6	Alternate Form of 2013 Long Term Incentive Plan Award Agreement for Market Stock Units, as approved on July 18, 2016
10.7	Alternate Form of 2013 Long Term Incentive Plan Award Agreement for Performance Share Units, as approved on July 18, 2016
10.8	Form of 2013 Long Term Incentive Plan Award Agreement for Restricted Share Units - Annual Vesting, as approved on July 18, 2016

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